UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2014

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors

As described below in Item 5.07, on May 22, 2014 at the annual stockholders meeting (the “Annual Meeting”) of Endeavour International Corporation (the “Company”), Mr. William D. Lancaster was newly elected for a one-year term that will expire at the annual meeting of stockholders in 2015. Mr. Lancaster brings over 34 years of U.S. onshore oil and gas experience to the Company’s Board of Directors, with technical and management experience from public and private entities.

The board has determined that the new board member meets the requirements of an independent director under the rules of the Securities Exchange Commission and the NYSE.

Departure of Directors

On April 3, 2014, Mr. Charles Hue Williams informed the Company that he would not stand for re-election and would retire from the Board as of the Annual Meeting of Stockholders. Mr. Hue Williams served as a Director to the Company since April 2007.

2014 Incentive Plan

In addition, at the Annual Meeting, the stockholders of the Company approved and adopted the Endeavour International Corporation 2014 Stock Incentive Plan (the “2014 Plan”), which previously had been approved by the Company’s board of directors subject to stockholder approval. Prior to the adoption of the 2014 Plan, the Company had three long-term incentive plans: (i) Endeavour International Corporation 2010 Stock Incentive Plan, as amended (the “2010 Plan”), (ii) the Endeavour International Corporation 2007 Incentive Plan, as amended (the “2007 Plan”), and (iii) the Endeavour International Corporation 2004 Incentive Plan, as amended (the “2004 Plan”), and together with the 2010 Plan, 2007 Plan and 2004 Plan (the “Prior Plans”).

The 2014 Plan provides for the granting of options, restricted stock awards, performance awards, incentive awards, and bonus stock awards (collectively, “Awards”). The 2014 Plan is designed to encourage the achievement of superior results over time, align executive and stockholder interests, and retain executive management. The Company’s board of directors believes that by providing employees, consultants, and directors incentive compensation awards that encourage long-term retention and which strengthen their concern for the welfare of the Company.

The directors and all employees and consultants of the Company and its affiliates are eligible to participate in the 2014 Plan and to receive Awards under the plan. The 2014 Plan (i) consolidates all of the Prior Plans into a single plan through a consolidated amendment and restatement of the Prior Plans that is largely based upon the 2010 Plan document, and (ii) authorizes an incremental 2,075,000 shares of common stock that may be utilized for equity based grants under the 2014 Plan, in addition to any shares of common stock that are currently available (or in the future become available) for equity based grants under the Prior Plans. No more than 1,000,000 shares of common stock may be issued pursuant to Awards granted under the 2014 Plan to any one individual in any calendar year. The maximum aggregate cash payout to any one individual during a calendar year is $5,000,000.

The 2014 Plan is administered by the Company’s Compensation Committee, which consists solely of “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Compensation Committee has full authority to select the individuals who will receive Awards, to determine the form and amount of each of the Awards to be granted, and to establish the terms and conditions of Awards.

A more detailed description of the 2014 Plan appears on pages 23 to 33 of the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 17, 2014. The description of the 2014 Plan set forth above is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders on May 22, 2014. At the Annual Meeting, the Company’s stockholders were requested to (i) elect three directors to serve on the Company’s Board of Directors for a one-year term expiring at the Company’s Annual Meeting of Stockholders in 2015, (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, (iii) approve the 2014 Stock Incentive Plan, and (iv) approve, on an advisory basis, the compensation of the Company’s named executive officers. Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 17, 2014.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Directors: The election of each director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes

John B. Connally III	23,400,043	7,409,770	520,720
James H. Browning	25,945,700	4,864,113	520,720
William D. Lancaster	26,847,108	3,962,705	520,720

Proposal No. 2 — Ratification of the Appointment of Ernst & Young LLP: The ratification of the appointment of Ernst & Young LLP was approved as follows:

For	Against	Abstain

30,507,244	700,805	122,484

Proposal No. 3 — Approval of the 2014 Stock Incentive Plan: The 2014 Stock Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes

22,024,869	8,483,068	301,876	520,720

Proposal No. 4 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes

19,012,096	11,461,201	336,516	520,720

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Description of the Exhibit

10.1	Endeavour International Corporation 2014 Long-Term Incentive Plan (Incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed on April 17, 2014).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

May 29, 2014	By:	/s/ Catherine L. Stubbs

Name: Catherine L. Stubbs
Title: Senior Vice President, Chief Financial Officer